Exhibit 32.1

CERTIFICATION OF CHIEF EXECUTIVE OFFICER
PURSUANT TO 18 U.S.C. SECTION 1350

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the accompanying Annual Report on Form 10-K/A of Global Earth Energy, Inc. for the fiscal year ending August 31, 2010, I, Sydney A. Harland, Chief Executive Officer of Global Earth Energy, Inc., hereby certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to the best of my knowledge and belief, that:

1.

Such Annual Report on Form 10-K/A for the fiscal year ending August 31, 2010, fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.

The information contained in such Annual Report on Form 10-K/A for the fiscal year ending August 31, 2010, fairly presents, in all material respects, the financial condition and results of operations of Global Earth Energy, Inc.

Dated: January 18, 2011.

  /s/ Sydney A. Harland

Sydney A. Harland, Chief Executive Officer of
 Global Earth Energy, Inc.